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                        10(ii)  CONSENT OF ERNST & YOUNG
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                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our reports (a) dated February 14, 1995, with respect to the financial statements of Separate Account B, (b) dated February 10, 1995, with respect to the financial statements of The Managed Global Account of Separate Account D, (c) dated February 14, 1995, with respect to the financial statements of Golden American Life Insurance Company prepared in accordance with statutory accounting practices and (d) dated February 14, 1995, with respect to the financial statements of Golden American Life Insurance Company prepared in accordance with generally accepted accounting principles included in the Statements of Additional Information or in the Prospectus and to the reference to our firm under the captions "Experts" and "Financial Statements" in the Prospectus included in the Post-Effective Amendment No. 1 to the Registration Statement (Form N-4 No. 33-59261) of Separate Account B.



                                             /s/ ERNST & YOUNG LLP

                                             ERNST & YOUNG LLP

New York, New York
September 29, 1995